Exhibit 99.2

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My name is Robert Steele and I’m the chairman and founder of Thumzup Media Corporation.

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Thumzup Media listed itself on NASDAQ last October with an $8 million offering at $5 a share. From there, we were set to grow, transform and revolutionize the social media marketing space. We had built a very powerful engine that pays creators of content on Instagram and soon on TikTok directly from the advertiser to post positive content about our advertiser’s products. On the rollout of this, we raised some money, and in January 2025 we adopted a strategy where we took some of the money that we raised and we bought Bitcoin with it. We saw that we were very well-rewarded in the marketplace for the purchase of Bitcoin. We then adopted a stronger strategy and approved additional cryptocurrencies as potential treasury assets.

In late January, we bought another million dollars worth of Bitcoin and then raised $6 million at $6 a share through some key investors. One of the investors came into our cap table through a private transaction with me. This helped form a relationship with Dominari Securities, an investment banker that has been working closely with the Trump family and doing a lot in the cryptocurrency space. Thumzup then adopted a pivot in our business model towards cryptocurrency, cryptocurrency mining, and towards the digital currency market. Subsequently, we raised $50 million through Dominari at $10 a share in August.

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Next, we announced that we would be acquiring a Dogecoin mining business with 2,500 mining computers operational and another 1000 mining rigs on order. We believe this business will generate a material amount of high margin revenues, and provides a much more rapid pathway for maximizing shareholder value and surety of success than the digital advertising platform that I founded.

There is a lot of money being made in cryptocurrency mining every day. According to Roots Analysis, crypto currency mining has grown from 2.6 billion in 2019 to 4.6 billion in 2024 and is forecast to grow to 14 billion by 2035, a compound annual growth rate of 10.5%

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There are now more than 40 publicly traded cryptocurrency mining companies and the top three have multi-billion dollar valuations. Mara Holdings is the leader at $5.6 billion in market capitalization, Cleanspark has a $4.5 billion market capitalization and Riot Platforms has a $3 billion market capitalization.

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In the past few months since President Trump has taken office and stated that he sees the United States as being the crypto capital of the world, and favorable executive orders and legislation have been passed, we have seen a flurry of investment capital come into this space.

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We’ve seen more than 100 public companies adopt what are called digital asset treasury plans, putting hundreds of millions, and in some cases, putting billions of dollars of cryptocurrency on their balance sheets. A lot of these companies are holding cryptocurrency, and we believe here at Thumzup that getting into the business of both mining and holding various cryptocurrencies is our pathway to becoming the next multi-billion dollar play in this space.

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We currently have a balance sheet of over $50 million in cash. We have an acquisition that is going to bring in initially 3,500 miners that we believe can generate a material amount of high margin revenue. With the capital that we have already on our balance sheet, we believe we will be able to grow that business significantly.

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Our stock symbol is Nasdaq:TZUP. Please follow us on Twitter/X at thumz_up and Instagram at thumz.up.

Legal Disclaimer

This script contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, our expectation that we will successfully consummate the merger with Dogehash Technologies, Inc. (“Dogehash”), our expectation that our crypto currencies mining business will generate a material amount of high margin revenues, and provide a much more rapid pathway for maximizing shareholder value; our expectation that we will become a billion-dollar enterprise, our expectation that we will be able to secure additional miners, and our expectation that we will be able to grow our business significantly.These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this script. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections including the possibility the Dogehash’s revenues will be reduced after the auditors review and audit its revenues and that the price of Dogecoin may drop based on market volatility. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Additional Information About the Merger and Where to Find It

Thumzup intends to file with the SEC a proxy statement in connection with the proposed merger with Dogehash and will mail a definitive proxy statement and other relevant documents to Thumzup’s stockholders. The closing of the merger is conditioned upon the Company obtaining the required stockholder approvals, Nasdaq approval, receipt of a fairness opinion by the Company and customary closing conditions.

Thunzup’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, the definitive proxy statement and the other relevant documents filed with the SEC in connection with Thumzup’s solicitation of proxies for its stockholders’ special meeting to be held to approve the transactions because the proxy statement will contain important information about Thumzup, Dogehash and the transactions. The definitive proxy statement will be mailed to stockholders of Thumzup as of a record date to be established for voting on the transactions. Investors may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Thumzup with the SEC at the SEC’s website at www.sec.gov. Stockholders of Thumzup will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to:.Thumzup Media Corporation, 10557-B Jefferson Blvd, Culver City, CA, Attention: Investor Relations.

Participants in the Solicitation Legend

Thumzup, Dogehash, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Thumzup and Dogehash in connection with the proposed transaction. Information about the directors and executive officers of Thumzup is set forth in its Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 30, 2025. Additional information regarding the participants in the proxy solicitation, including TZUP and Dogehash directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC regarding the merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Thumzup as described above under “Additional Information About the Merger and Where to Find It.”